UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

United Parks & Resorts Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35883	27-1220297
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6240 Sea Harbor Drive
Orlando, Florida		32821
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 407 226-5011

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PRKS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)(b) On June 16, 2026, United Parks & Resorts Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). A quorum was present at the meeting as required by the Company’s Bylaws. The immediately following charts set forth the number of votes cast for and against, and the number of abstention votes and broker non-votes, with respect to each matter voted upon by the stockholders.

Proposal 1 – Election of Directors

James Chambers, Aayushi Dalal, William Gray, Timothy Hartnett, Nathaniel Lipman, Yoshikazu Maruyama, Thomas E. Moloney, Neha Jogani Narang, Scott Ross, and Kimberly Schaefer were elected to the Board of Directors to serve as directors until the Company’s 2027 Annual Meeting of Stockholders and until their successors have been duly elected and qualified.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
James Chambers	38,791,190	3,457,793	5,781	2,065,571
Aayushi Dalal	42,145,121	104,075	5,567	2,065,571
William Gray	42,131,533	117,596	5,635	2,065,571
Timothy Hartnett	42,221,199	27,866	5,699	2,065,571
Nathaniel Lipman	42,119,731	129,347	5,686	2,065,571
Yoshikazu Maruyama	39,131,483	3,118,129	5,152	2,065571
Thomas E. Moloney	39,113,040	3,135,936	5,788	2,065,571
Neha Jogani Narang	42,209,040	40,085	5,639	2,065,571
Scott Ross	38,505,443	3,743,976	5,345	2,065,571
Kimberly Schaefer	42,220,681	28,464	5,619	2,065,571

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified.

Votes For	Votes Against	Votes Abstained
44,249,686	44,099	26,550

Proposal 3 – Non-binding Vote on Executive Compensation

The stockholders approved, on an advisory, non-binding basis, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,805,480	440,864	8,420	2,065,571

Proposal 4 –Non-binding Vote on Say on Pay

The stockholders approved, on an advisory, non-binding basis, the holding of an advisory vote on the compensation paid to the named executive officers every year and the Company intends to continue to hold that vote every year.

1 YEAR	2 YEARS	3 YEARS	Votes Abstained	Broker Non-Votes
42,029,042	7,439	213,124	5,159	2,065571

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover page interactive data filed (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARKS & RESORTS INC.

Date:	June 23, 2026	By:	/s/ Thomas B. Kelley
		Name: Title:	Thomas B. Kelley Chief Legal Officer, General Counsel and Corporate Secretary